REVENUES	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
REVENUES
NOTE 4:-	REVENUES

In accordance with the new standard, costs and estimated earnings in excess of billings on uncompleted contracts were reclassified as contract assets and contract liabilities from December 31, 2018. Contract liabilities include advances from customers, which were presented separately in the Company's consolidated balance sheets as of December 31, 2019 and 2018.

The following table presents the significant changes in the advances from customers balance during the twelve months ended December 31, 2019:

	12 months ended December 31,
	2019	2018

Balance, beginning of the period	$727	$41
New performance obligations	893	794	(*)
Reclassification to revenue as a result of satisfying performance obligation	(57)	(108	)(*)
Balance, end of the period	$1,563	$727	(*)

The following table summarizes our contract assets and liabilities balances:

	2019	2018

Contract assets at January 1,	$899	$1,140
Contract assets at December 31,	$1,269	$899

Change in contract assets – increase(decrease)	$370	$241

Contract liabilities at January 1,	$366	$145(	*)
Contract liabilities at December 31,	$196	$366(	*)

Change in contract liabilities - increase	$170	$221

Net change	$200	$20

(*) Reclassified

For the twelve months ended December 31, 2019, 70% of the amount that was previously included in the beginning balance of contract liabilities was recognized.

The Company’s unsatisfied performance obligations as of December 31, 2019 and the estimated revenue expected to be recognized in the future related to long-term fixed price contracts amounts to $1,070. The Company expects to recognize approximately 100% of this amount as revenues during the next 12 months. For information regarding disaggregated revenues, please refer to Note 14.